Springbig Reports Fourth Quarter and Full Year 2023 Financial Results Boca Raton, Fla. -- March 12, 2024 -- SpringBig Holdings, Inc. (“Springbig” or the “Company”) (OTCQX: SBIG), a leading provider of SaaS-based marketing solutions, consumer mobile app experiences, and omnichannel loyalty programs, today announced its financial results for the fourth quarter and full year ended December 31, 2023. “We have made excellent progress during the past year and are very well positioned to deliver on our 2024 operating plan” said Jeffrey Harris, CEO and Chairman of Springbig. “We continue to deliver exceptional value to our clients across our broadening platform and to add innovative new offerings such as the recently launched ‘subscriptions by Springbig’ and ‘gift cards by Springbig’.” Paul Sykes, Springbig’s CFO, added “After completing our $8 million debt financing shortly after the year- end, we now have a much stronger and cleaner balance sheet with our operating plan fully funded and capital that will enable the Company to continue to expand without further capital raises in the near term and to deliver shareholder value. We are pleased to have delivered revenue growth in 2023 despite the challenging macroenvironment, and with accelerating revenue growth driven by our recent launches, coupled with an optimized operating expense base we expect to generate Adjusted EBITDA* margins of 12% to 15% in 2024.” Fourth Quarter 2023 Financial Highlights: ● Revenue increased to $6.8 million, up 1% year-on-year. ● Subscription revenue was up 10% year-on-year. ● Gross profit was $4.8 million, representing a gross profit margin of 70%. ● Operating expenses reduced by 31% year-on-year to $6.9 million. ● Net loss was $(3.2) million compared to a loss of $(4.5) million in the prior year. ● Adjusted EBITDA* loss was $(0.2) million compared to a loss of $(3.2) million in the prior year. ● Basic net income loss per share was $(0.07). Full Year 2023 Financial Highlights: ● Revenue was $28.1 million, an increase of 5% from the prior year. ● Subscription revenue was $22.3 million, a year-on-year increase of 14%; recurring subscription revenue now represents 79% of total revenue compared with 73% in the prior year. ● Gross profit was $21.6 million, representing a gross profit margin of 77%. ● Operating expenses reduced by 17% year-on-year to $29.9 million. ● Net loss was $(10.2) million compared to a loss of $(13.1) million in the prior year. ● Adjusted EBITDA* loss was $(3.6) million compared to a loss of $(12.6) million in the prior year. ● Basic net income loss per share was $(0.28) based on 36.1 million weighted average shares outstanding. Total shares outstanding as of December 31, 2023, were 45.3 million. Key Operational Highlights: ● 396 new clients added during 2023 with annualized subscription value of $3.4 million.

● 14% year-on-year growth in messaging volumes to 2.4 billion standardized message units, with an increasing prevalence of push notifications directly to consumer mobile apps. ● Launched “subscriptions by Springbig” enabling Springbig’s retail clients to offer their consumers a subscription-based VIP loyalty program in Q3 with encouraging initial market reaction. ● Launched “gift cards by Springbig” enabling loyalty rewards and gift cards to be combined uniquely as an efficient method of in store payment within a consumer’s loyalty wallet, in Q4. ● $8.0 million debt financing, comprising $5.4 million of 8% Convertible Notes due 2026, a $1.6 million 12% Term Loan due 2026 and repurchase of existing Convertible Notes completed in January 2024. Financial Outlook For the first quarter of 2024, Springbig currently expects: ● Revenue in the range of $6.4 - $6.7 million. ● Adjusted EBITDA* positive in the range of $0.2 - $0.4 million. For the year ending December 31, 2024, Springbig currently expects: ● Revenue in the range of $29 - $32 million. ● Adjusted EBITDA* positive in the range of $3.5 - $5.0 million. * Adjusted EBITDA is a non-GAAP (as defined below) financial measure. For more information, see “Use of Non-GAAP Financial Measures” below. Additionally, reconciliations of GAAP to non-GAAP financial measures have been provided in the tables included in this release. Adjusted EBITDA is a non-GAAP financial measure provided in this “Financial Outlook” section on a forward-looking basis. The Company does not provide a reconciliation of such forward-looking measure to the most directly comparable financial measure calculated and presented in accordance with GAAP because to do so would be potentially misleading and not practical given the difficulty of projecting event- driven transactional and other non-core operating items in any future period. The magnitude of these items, however, may be significant. Conference Call and Webcast Information The Company will host a conference call and webcast today, Tuesday, March 12, 2024, at 5:00 p.m. ET. Participants can register here to access the live webcast of the conference call. Alternatively, those who want to join the conference call via phone can register at this link to receive a dial-in number and unique PIN The webcast will be archived for one year following the conference call and can be accessed on Springbig’s investor relations website at https://investors.springbig.com/. About Springbig Springbig is a market-leading software platform providing customer loyalty and marketing automation solutions to retailers and brands in the U.S. and Canada. Springbig’s platform connects consumers with retailers and brands, primarily through SMS marketing, as well as emails, customer feedback system, and loyalty programs, to support retailers’ and brands’ customer engagement and retention. Springbig offers marketing automation solutions that provide for consistency of customer communication, thereby driving customer retention and retail foot traffic. Additionally, Springbig’s reporting and analytics offerings deliver valuable insights that clients utilize to better understand their customer base, purchasing habits and trends. For more information, visit https://springbig.com/. Forward Looking Statements Certain statements contained in this press release constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events and financial results that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. In particular, these include but are not limited to statements relating to the Company’s business strategy, future offerings and programs and expected financial performance for the first quarter of 2024 and the year ending December 31, 2024. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the fact that we have a relatively short operating history in a rapidly evolving industry, which makes it difficult to evaluate our future prospects and may increase the risk that we will not be successful; that if we do not successfully develop and deploy new software, platform features or services to address the needs of our clients, if we fail to retain our existing clients or acquire new clients, and/or if we fail to expand effectively into new markets, our revenue may decrease and our business may be harmed; and the other risks and uncertainties described under “Risk Factors” of the Company’s Quarterly Report on Form 10-Q for the quarters ended September 30, 2023 and June 30, 2023 filed with the Securities and Exchange Commission (“SEC”) on November 13, 2023 and August 10, 2023, respectively and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 28, 2023, as well as the Company’s Annual Report on Form 10-K that will be filed following this earnings release, and other periodic reports filed by the Company from time to time with the SEC. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Springbig), and other assumptions, which may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations. Use of Non-GAAP Financial Measures In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included throughout this press release, we have disclosed EBITDA and Adjusted EBITDA, both of which are non-GAAP financial measures that we calculate as net income before interest, taxes, depreciation and amortization, in the case of EBITDA, and further adjustments to exclude unusual and/or infrequent costs, in the case of Adjusted EBITDA, which are detailed in the reconciliation table that follows, in order to provide investors with additional information regarding our financial results. Below we have provided a reconciliation of net loss (the most directly comparable GAAP financial measure) to EBITDA and Adjusted EBITDA. We present EBITDA and Adjusted EBITDA because these metrics are key measures used by our management to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of investment capacity. Accordingly, we believe that EBITDA and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management. Management also believes that these measures provide improved comparability between fiscal periods. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are as follows: ● Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and neither EBITDA nor Adjusted EBITDA reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; ● EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; and ● EBITDA and Adjusted EBITDA do not reflect tax payments that may represent a reduction in cash available to us. Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net income and our other GAAP results. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Investor Relations Contact Claire Bollettieri VP of Investor Relations ir@springbig.com